UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07143

T. Rowe Price Equity Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Report to Shareholders

Personal Strategy Balanced Portfolio	June 30, 2013

Highlights

  U.S. stocks led global markets with double-digit returns during the past six months while outpacing developed non-U.S. and emerging markets. Bond markets around the globe produced mostly negative returns.

  The Personal Strategy Balanced Portfolio returned 4.97%, which was generally in line with its peer group average but behind its combined index benchmark.

  We continue to favor stocks over bonds but reduced our overweight after the recent strong performance. Stocks remain reasonably valued, while the current low-yield environment appears less favorable for bond returns.

  Economic and political uncertainties in the U.S. and abroad are likely to be a continued source of market volatility. While no investment can be protected from every negative scenario, we believe that a highly diversified portfolio and a focus on careful research improve our potential for success.

The views and opinions in this report were current as of June 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Personal Strategy Balanced Portfolio

Dear Investor

Major U.S. stock indexes generated strong gains in the first half of 2013, with several briefly reaching multi-year or all-time highs against a backdrop of improving economic data, continuing accommodative central bank actions, and signs of stabilization in the eurozone. Late in the period, Federal Reserve Chairman Ben Bernanke unnerved markets and sent Treasury rates higher when he commented that the Fed might scale back its monthly asset purchases later this year. Overseas markets lagged the U.S., with stocks in developed non-U.S. markets posting modest gains but outpacing emerging markets by a wide margin. Japanese stocks bucked the trend, posting strong gains sparked by the government’s recent introduction of easy money policies. U.S. bonds were mostly negative in the first half of 2013. Investment-grade corporate and commercial mortgage-backed securities declined, and high yield debt significantly outpaced investment-grade issues. Higher interest rates weighed on bond returns globally, and non-U.S. developed and emerging markets debt declined in dollar terms during the first half of the year with currency weakness additionally detracting from returns in major markets.

As shown in the Performance Comparison table, the Personal Strategy Balanced Portfolio gained 4.97% in the six-month period ended June 30, 2013, slightly lagging the combined index portfolio while outpacing its Morningstar index and Lipper peer group average. Security selection helped results as the majority of underlying holdings outperformed their respective benchmarks. Among equities, our large-cap value stocks were particularly strong, and our emerging markets bonds also performed well on a relative basis. However, security selection within our non-U.S. developed and investment-grade bond portfolios weighed on results. Our emphasis on stocks over bonds helped relative performance. Our inclusion of real assets equities, international bonds, and emerging markets bonds weighed on relative results. (Please see the Portfolio Review and Positioning section for more information on our allocations.)

Market Environment

The U.S. economy grew modestly since January. Unlike the past two years, when signs of strength early in the year gave way to spring slowdowns, the economy stayed resilient despite federal spending cuts and higher tax rates that became effective this year. Home prices and consumer confidence levels surged to multiyear highs in May, while the jobless rate declined from 7.9% in January to 7.6% in June. The improving economy raised speculation that the Fed would start winding down its monthly $85 billion asset purchase program, otherwise known as quantitative easing. Those expectations were affirmed most recently in June, when Federal Reserve Chairman Ben Bernanke said the Fed expects to scale back its asset purchases later this year, and possibly end them by mid-2014—if the U.S. economy continues to improve as expected. Bernanke reaffirmed the central bank’s pledge to keep short-term interest rates low as long as the national unemployment rate remains above 6.5% and inflation is projected to be no more than 2.5% over the next 12 to 24 months. Still, bond prices fell and yields surged while stocks sold off in the wake of Bernanke’s remarks as investors digested news of the impending reduction of Federal stimulus.

Small-cap stocks outperformed their larger counterparts in the last six months. According to various Russell indexes, value stocks outperformed growth stocks among mid- and large-caps, while the opposite was true for small-caps. All sectors of the S&P 500 produced gains during the period, led by health care, which tends to benefit from consistent consumer demand even in times of economic uncertainty. Materials, one of the smallest S&P 500 segments, produced the weakest results, hurt by decreased industrial demand from China and falling metals prices.

Equities from developed markets outside the U.S. produced modest results significantly lagging the U.S. In Europe, most eurozone markets produced positive returns. Japanese stocks stand out as one of the strongest equity markets over the last six months, as the Japanese equity market has gained over 16% and outperformed other developed markets due to the Bank of Japan’s aggressive new stimulus efforts. Other Asian markets declined, including Australia, Singapore, and Hong-Kong. Equities in emerging markets significantly underperformed stocks in developed non-U.S. markets, affected by poor returns of the BRIC countries—Brazil, Russia, India, and China. Brazil struggles with slowing growth, rising inflation, and recent social unrest. Russia is beset by a slowing economy amid weak energy prices, rising capital outflows, and flagging domestic consumption. India grapples with high inflation, a ballooning trade gap, and a lack of reform. Last, China is in the midst of a long-term transition to slower and more sustainable growth, driven by domestic consumption instead of government spending.

U.S. bond returns were mostly negative in the first half of 2013. In the investment-grade market, Treasuries and corporate bonds declined, especially long-term issues. High yield bonds outperformed investment-grade debt, as investors favored assets with a yield advantage for most of the period, but weakness in June eroded some of the sector’s earlier gains.

Government bonds in developed non-U.S. markets fell sharply in dollar terms during the first half of the year. In the eurozone, which continues to struggle through a recession, bond yields have followed U.S. interest rates higher in response to comments from the Federal Reserve regarding the tapering of its asset purchase program. The Bank of Japan took steps to end years of deflation by significantly expanding its asset purchase program and setting a target of achieving 2% inflation in two years. As a result, the yen significantly depreciated versus the dollar, and Japanese bonds produced negative returns for U.S. investors. Emerging markets debt fared worse than bonds in developed markets in the last six months, exacerbated by steep declines in their currencies. Slowing growth in the developing world, rising Treasury yields, and fears that the era of easy money could soon end diminished investors’ risk appetites.

Portfolio Review and Positioning

Stocks
An overweight to stocks versus bonds helped performance over the six months. Domestic large-cap stocks were among the portfolio’s strongest performers. Google—the portfolio’s largest holding—was a top contributor to performance. The company continued to introduce products that are performing very well, including core search, display advertising, mobile search, the Android phone, its new Chrome browser, YouTube, and Google Enterprise Apps. JPMorgan Chase was the second-largest stock holding in our portfolio and another top contributor. The largest U.S. bank by assets has emerged relatively unscathed from the recent financial crises. It provides a host of financial services, including retail and investment banking, credit cards, and asset management to individual and institutional customers. Priceline.com also contributed to results, and the company is well positioned in its leading role in the online travel distribution market as it grows bookings of airline tickets, hotel rooms, and rental cars. Apple shares plunged in the absence of dynamic new product launches and the sense that its product line is maturing and facing tighter competitive pressure. Exposure to real assets hurt results as the prospect of muted global economic growth weighed on energy and materials prices. Australian mining companies Rio Tinto and BHP Billiton were among the portfolio’s weaker performers. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We continue to be overweight stocks versus bonds, although we reduced the size of the overweight modestly. U.S. corporate balance sheets and profit margins remain healthy. Earnings and revenue growth in the low- to mid-single digits are consistent with modest economic growth. Equity valuations are attractive relative to historical levels based on several measures, including price-to-earnings and price-to-free cash flow. Stocks offer dividend yields that generally are competitive with bond yields. We favor domestic growth stocks over value stocks as a low-growth economy typically benefits growth stocks more than value. In general, growth companies tend to rely less on a strong economy to increase corporate earnings. Modest economic growth is also unlikely to provide a strong catalyst for value outperformance. Valuations currently favor large-cap stocks over small-caps, as the latter’s solid performance in recent years has reinforced the rich pricing in the small-cap universe.

U.S. growth expectations remain modest with the economy showing resilience to the federal spending sequester, but we are slightly overweight to non-U.S. equity markets based on relative valuations. Weak economic growth prospects in Europe and many other developed markets stand in contrast to expectations for higher relative growth in emerging markets. We are overweight to emerging markets equities relative to developed equity markets. Compared with developed economies, many emerging economies enjoy better growth prospects, healthier fiscal positions, and lower debt loads. Though their growth may be slowing, emerging economies enjoy superior long-term growth prospects. They also face fewer headwinds from debt and fiscal issues and have more flexibility to respond to any economic and fiscal challenges that may arise. Although export-driven economies—particularly major commodity exporters—may face headwinds, muted inflation should accommodate economic stimulus measures. One notable exception is Brazil, which raised interest rates during the period amid heightened inflationary pressures.

Our exposure to real assets stocks detracted from relative results; however, we are underweight our neutral allocation to the sector as the prospects for sluggish global economic growth may continue to weigh on energy and materials prices. Demand for commodities is expected to remain subdued as China shifts its growth model away from industrial production and exports toward domestic consumption. Real estate investment trusts exhibit good fundamentals, although valuations appear rich. Over the long term, exposure to energy and natural resources, real-estate, basic materials, equipment, utilities and infrastructure, and commodities should expand the portfolio’s broad diversification and position it to perform well under a variety of market conditions, including periods of rising inflation.

Bonds
Our broad fixed income allocation generated a negative overall return, underperforming the Barclays U.S. Aggregate Bond Index benchmark for the past six-months. Our inclusion of diversifying sectors detracted from relative performance as international bonds and emerging market bonds underperformed the Barclays U.S. Aggregate Bond Index asset class benchmark, although this was partially offset by favorable security selection among our high yield and emerging market bond holdings.

Over the period, we increased our overweight to high yield relative to investment-grade bonds, favoring the yield advantage and lower-duration profile provided by the high yield sector. High yield bonds remain attractive relative to other sectors in this low-yield environment, particularly given prospects for a slowly improving economy. Many high yield issuers have improved their liquidity by extending maturities and refinancing to lower-coupon debt. Default rates remain low, and the tendency for high yield debt to be less sensitive to changes in interest rates has appeal given that the general level of interest rates is still near historical lows.

We also increased our underweight to nondollar bonds relative to U.S. investment-grade bonds based largely on currency expectations, with the potential for yen weakening being a notable example.

We reduced our allocation to emerging market bonds and now have a modest overweight relative to U.S. investment-grade bonds. The favorable fiscal positioning of many emerging market sovereign issuers stands in contrast to the budget and funding challenges faced by a number of developed market governments. Strong outflows in the last week of June demonstrate that liquidity within the sector is susceptible to shifts in investor flows.

Outlook

We expect modest global economic growth over the next several quarters. In the U.S., gradual improvement in economic activity is supported by the housing recovery and moderate job growth, yet is also challenged by fiscal uncertainty regarding the Federal Reserve’s timing for winding down its pace of asset purchases. U.S. interest rates have begun to move higher as the yield curve steepens but remain low with negative real yields on the shorter end of the curve. Corporate balance sheets and profit margins remain healthy. Earnings and revenue growth in the low- to mid-single digits are consistent with modest economic growth. Equity valuations are reasonable relative to historical levels based on several measures including price-to-earnings and price-to-free-cash flow.

In Europe, resolving the debt crisis will be a very slow process. Those economies may benefit from a shift in policy to ease back on austerity in response to high unemployment and sluggish growth. In Asia, Japan’s bold fiscal and monetary policies have successfully weakened the yen, benefiting exporters, yet also bringing the prospect of rising import costs. And in China, the central bank is working to delicately navigate a strategy to rein in credit without excessively hindering economic growth.

Markets are likely to be somewhat choppy against a backdrop of modest global economic growth. However, we believe that a highly diversified portfolio and a careful focus on fundamental research can improve our ability to identify investment opportunities on behalf of our shareholders.

Charles M. Shriver
Chairman of the portfolio’s Investment Advisory Committee

July 15, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio’s investment program.

Risks of Investing

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks investment-grade bonds, including corporate, government, and mortgage-backed securities.

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined index portfolio: An unmanaged portfolio composed of 60% stocks (42% Russell 3000 Index and 18%-MSCI All Country World Index ex USA), 30% bonds-(Barclays U.S. Aggregate Bond Index), and 10% money-market securities (Citigroup 3-Month Treasury Bill Index).

Credit Suisse High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Morningstar Moderate Target Risk: Represents a portfolio of global equities (fixed at 60%), bonds, and other asset classes.

MSCI All Country World Index ex USA: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Price-to-free cash flow ratio: A valuation measure calculated by dividing market capitalization by a company’s current cash flow per share minus capital expenditures.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Performance and Expenses
T. Rowe Price Personal Strategy Balanced Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for-the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on-this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Personal Strategy Balanced Portfolio
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Personal Strategy Balanced Portfolio June 30, 2013
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Personal Strategy Balanced Portfolio
June 30, 2013 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $131,858)	$	165,861
Receivable for investment securities sold		1,201
Interest and dividends receivable		371
Cash		214
Receivable for shares sold		32
Variation margin receivable on futures contract		2
Other assets		86
Total assets		167,767
Liabilities		
Payable for investment securities purchased		3,271
Obligation to return securities lending collateral		472
Investment management and administrative fees payable		120
Payable for shares redeemed		77
When-issued sales commitments (proceeds $14)		14
Unrealized loss on swaps		4
Other liabilities		62
Total liabilities		4,020
NET ASSETS	**$**	**163,747**
Net Assets Consist of:		
Overdistributed net investment income	$	(100)
Accumulated undistributed net realized gain		5,014
Net unrealized gain		34,083
Paid-in capital applicable to 8,046,916 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		124,750
NET ASSETS	**$**	**163,747**
NET ASSET VALUE PER SHARE	**$**	**20.35**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Personal Strategy Balanced Portfolio
(Unaudited)
($000s)

6 Months Ended 6/30/13
Investment Income (Loss)	
Income	
Dividend	$ 1,409
Interest	469
Securities lending	16
Total income	1,894
Expenses	
Investment management and administrative expense	734
Investment management fees waived	(102)
Total expenses	632
Net investment income	1,262
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	6,211
Futures	38
Foreign currency transactions	(4)
Net realized gain	6,245
Change in net unrealized gain / loss	
Securities	261
Futures	75
Swaps	1
Other assets and liabilities denominated in foreign currencies	(3)
Change in net unrealized gain / loss	334
Net realized and unrealized gain / loss	6,579
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 7,841**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Personal Strategy Balanced Portfolio
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Personal Strategy Balanced Portfolio
June 30, 2013 (Unaudited)

T. Rowe Price Equity Series, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Balanced Portfolio (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on December 30, 1994. The fund seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax-expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $1,000 for the six months ended June 30, 2013.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s-Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy 1; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2013:

($000s)	Level 1	Level 2	Level 3	Total Value
	Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	
Assets				
Investments in Securities, except:	$ 36,053	$ –	$ –	$ 36,053
Common Stocks	72,782	21,975	–	94,757
Preferred Stocks	–	297	–	297
Convertible Preferred Stocks	–	3	10	13
Convertible Bonds	–	5	–	5
Corporate Bonds	–	8,934	–	8,934
Asset-Backed Securities	–	1,448	–	1,448
Non-U.S. Government Mortgage-Backed Securities	–	2,309	–	2,309
U.S. Government & Agency Mortgage-Backed Securities	–	13,390	–	13,390
U.S. Government Agency Obligations (Excluding Mortgage-Backed)	–	5,608	–	5,608
Foreign Government Obligations & Municipalities	–	642	–	642
Municipal Securities	–	2,405	–	2,405
Total Securities	108,835	57,016	10	165,861
Futures Contracts	2	–	–	2
Total	$ 108,837	$ 57,016	$ 10	$ 165,863
Liabilities				
Swaps	$ –	$ 4	$ –	$ 4
When-Issued Sales Commitments	14	–	–	14
Total	$ 14	$ 4	$ –	$ 18

There were no material transfers between Levels 1 and 2 during the period.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2013, totaled $2,000 for the six months ended June 30, 2013. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers out of Level 3 were because observable market data became available for the securities.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair-value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2013, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2013, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures,-exchange-traded options, and centrally cleared swaps, is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the clearinghouse typically requires daily settlement of changes in contract value and imposes margin requirements to ensure performance by the parties to the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as swaps, forward currency exchange contracts, and options, that are transacted in OTC markets expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) and/or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund-(net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all derivatives with the counterparty typically would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all OTC derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. For OTC derivatives, collateral posted pursuant to an ISDA is held in a segregated account by the fund’s custodian. For exchange-traded and centrally cleared derivatives (other than exchange-traded options), required margin posted by the fund is held by the clearing broker. Cash posted by the fund as collateral or required margin is reflected as restricted cash in the accompanying financial statements, and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. As of June 30, 2013, no collateral was pledged by either the fund or counterparties for OTC derivatives. As of June 30, 2013, securities valued at $44,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2013, the fund’s exposure to futures, based on underlying notional amounts, was generally between 1% and 3% of net assets.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price and/or credit rating of the underlying credit, both of which are indicators of market valuations of credit quality. Therefore, payment risk increases as the price of the relevant underlying credit and/or credit rating declines. Generally payment risk increases as the market value of a swap contract declines in relation to the notional amount. As of June 30, 2013, the notional amount of protection sold by the fund totaled $120,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2013, the fund’s exposure to swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At June 30, 2013, approximately 10% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments During the six months ended June 30, 2013, the fund entered into to-be-announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, the fund may elect to extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into master netting arrangements with TBA counterparties, which provide for collateral and the right to offset amounts due to/from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any point in time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of June 30, 2013, no collateral had been posted by the fund to counterparties for TBAs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, or the lending agent fails to perform. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2013, the value of loaned securities was $446,000; the value of cash collateral and related investments was $472,000.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $24,019,000 and $27,794,000, respectively, for the six months ended June 30, 2013. Purchases and sales of U.S. government securities aggregated $25,737,000 and $24,746,000, respectively, for the six months ended June 30, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At June 30, 2013, the cost of investments for federal income tax purposes was $133,859,000. Net unrealized gain aggregated $32,082,000 at period-end, of which $37,182,000 related to appreciated investments and $5,100,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.90% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds and/or the T. Rowe Price Real Assets Fund (collectively, the underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and are considered affiliates of the fund. Each institutional fund pays an all-inclusive management and administrative fee to Price Associates; Real Assets Fund pays a management fee to Price Associates as well as operating expenses. To ensure that the fund does not incur duplicate management fees, Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the management fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the six months ended June 30, 2013, are as follows:

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with their deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services, compliance, maintaining the fund’s records and registrations, and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. The Board noted that, under the Advisory Contract, the fund pays the Advisor a single fee based on the fund’s average daily net assets that includes investment management services and provides for the Advisor to pay all expenses of the fund’s operations except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Board concluded that, based on the profitability data it reviewed and consistent with this single fee structure, the Advisory Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s single-fee structure in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. For these purposes, the Board assumed that the fund’s management fee rate was equal to the single fee less the fund’s operating expenses. After including reductions of the management fee that resulted from the fund’s investments in T. Rowe Price Institutional Funds, the information provided to the Board indicated that the fund’s management fee rate and total expense ratio were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2013